SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004
                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported) :
                               September 26, 2002



                         The Estee Lauder Companies Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                                     11-2408943
 (State or other jurisdiction of               (IRS Employer Identification No.)
  incorporation or organization)

 767 Fifth Avenue, New York, New York                     10153
 (Address of principal executive offices)               (Zip Code)


                         Commission File Number: 1-14064

                                  212-572-4200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Item 9.  Regulation FD Disclosure.

On September 26, 2002, The Estee Lauder Companies Inc. named William P. Lauder Chief Operating Officer. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                              THE ESTEE LAUDER COMPANIES INC.

Date:  September 26, 2002                         By:   /s/Richard W. Kunes
                                                        -------------------
                                                          Richard W. Kunes
                                                        Senior Vice President
                                                     and Chief Financial Officer
                                                       (Principal Financial and
                                                        Accounting Officer)

                         THE ESTEE LAUDER COMPANIES INC.

                                  EXHIBIT INDEX



Exhibit No.        Description
-----------        -----------

       99.1 Press release dated September 26, 2002 of the Estee Lauder Companies Inc.

The                                                                         News
Estee                                                                   Contact:
Lauder                                                       Investor Relations:
Companies Inc.                                                   Dennis D'Andrea
                                                                  (212) 572-4384

                                                                Media Relations:
767 Fifth Avenue                                                    Sally Susman
New York, NY  10153                                               (212) 572-4430
--------------------------------------------------------------------------------
 FOR IMMEDIATE RELEASE

               THE ESTEE LAUDER COMPANIES NAMES WILLIAM P. LAUDER
                             CHIEF OPERATING OFFICER

        Philip Shearer Succeeds William P. Lauder as Group President for
                          Clinique, Origins and Online

             Cedric Prouve to Become Group President, International

New York, NY, September 26, 2002 - The Estee Lauder Companies Inc. (NYSE:EL) announced today that Group President William P. Lauder will become Chief Operating Officer. In a series of related moves, the Company also named
Philip Shearer as Group President for Clinique, Origins and Online,
Cedric Prouve as Group President, International, and Christopher Wood as President and General Manager of The Estee Lauder Companies' affiliate in Japan. All of the appointments are effective January 1, 2003.

Mr. Lauder, 42, joined The Estee Lauder Companies in 1986 and has contributed to the Company's success in numerous roles. Most recently he has served as Group President, with responsibility for two major brands, Clinique and Origins, as well as management of the Company's online division, including the Gloss.com joint venture with Chanel and Clarins, and its retail division, which includes freestanding stores. He was the architect of the Company's freestanding store strategy and store-within-store concepts. Previously, Mr. Lauder served as President of Clinique from 1998 to 2001; Vice President and General Manager, then President, of Origins between 1990 and 1998; Field Sales Manager for Prescriptives from 1988 to 1990; and Regional Marketing Director of Clinique U.S.A. between 1986 and 1988. He has been a member of the Board of Directors since 1996. He is a grandson of Mrs. Estee Lauder, the Company's founder.
Mr. Lauder will report to Fred H. Langhammer, the Company's President and Chief Executive Officer.

"William combines an intuitive sense of our business with excellent relationships across the industry," said Mr. Langhammer. "By virtue of his many experiences, he is one of the most knowledgeable executives in the global cosmetics business. I am particularly pleased to have such a dedicated and talented professional at my side to help us build on our track record of growth and achievement.

"I can count on William's leadership in driving our most important priorities: accelerating speed-to-market of new and exciting products, opportunistically introducing our new brands in overseas markets, maximizing our distribution channels and further strengthening our relationships with customers and retailers," continued Mr. Langhammer. "Together, with William's appointment as Chief Operating Officer and the Group Presidents, we have a management team of extraordinary depth and breadth."

Dan Brestle, currently Group President in charge of the Company's portfolio of Specialty Brands; Ed Straw, President of Global Operations; Cedric Prouve in his new role as Group President, International; Andrew Cavanaugh, Senior Vice President of Global Human Resources and Ken Stone, Vice President of Retail Store Development will all report to Mr. Lauder.

Philip Shearer, 50, presently Group President, International, will become Group President, The Estee Lauder Companies, succeeding Mr. Lauder and reporting to Mr. Langhammer. Mr. Shearer's new role includes global responsibility for Clinique and Origins, as well as management of the Company's online activities.

Mr. Shearer joined The Estee Lauder Companies in September 2001 as Group President, International. He joined L'Oreal in 1987 and held several management positions of increasing responsibility throughout his tenure, including Managing Director of the Lancome division in the United Kingdom from 1988 to 1992 followed by President of the Luxury Product Division of L'Oreal in Japan from 1992 to 1993. From 1993 to 1998 he was General Manager then President, of Lancome and in 1998, he was appointed President of the Luxury Products Division of L'Oreal U.S.A.

"In the 12 months since Philip joined our Company, he has gained the respect of our entire organization," stated Mr. Langhammer. "He combines marketing and commercial fundamentals into a comprehensive strategic business viewpoint. His extensive domestic and international experience provide him with a unique insight into the strengths and opportunities of the brands and distribution channels that are part of his new responsibilities."

Succeeding Mr. Shearer as Group President, International, will be Cedric Prouve, 42, who has been President and General Manager of The Estee Lauder Companies' Japanese affiliate since 2000. In his new position, Mr. Prouve will be responsible for sales and profits for the Company in all markets outside of North America and for all activities of its sales affiliates and distributor relationships worldwide. He will also oversee the Company's Travel Retail business. He will report to Mr. Lauder.

Mr. Prouve joined The Estee Lauder Companies in 1994 as General Manager of Travel Retail for Asia/Pacific and was given the added responsibility of the Company's Singapore affiliate in 1995. From 1997 until his appointment as President and General Manager of the Japan affiliate, he was Vice President/General Manager of the Company's worldwide Travel Retail division.

"Cedric brings a keen understanding of the strategic balance between strong global brands and the expert application of localized marketing and sales initiatives to his new role as Group President, International," said Mr. Lauder.

        Christopher Wood to Be Appointed President and General Manager of
                       The Estee Lauder Companies in Japan

Christopher Wood, 42, the current Director and General Manager of The Estee Lauder Companies Korean affiliate, will succeed Mr. Prouve as President and General Manager of the Company's Japanese affiliate. He will report to Mr. Prouve.

Mr. Wood has held his current position since 2000. Prior to this, he served in increasingly important brand management roles in the Company's German and Canadian affiliates. He joined The Estee Lauder Companies in 1993 as Executive Director, Field Marketing for Europe for Estee Lauder International.

"Chris has demonstrated outstanding leadership skills and his ability to analyze difficult issues and inspire both his Company colleagues and our retail partners to develop successful solutions has delivered excellent results," said Mr.Prouve. "I'm confident he will continue to have similar successes in Japan."

William Lauder in his new role as Chief Operating Officer will report to Mr. Langhammer, along with Patrick Bousquet-Chavanne, Group President for Estee Lauder, Fashion Fragrances and M.A.C; Philip Shearer, Group President, Clinique, Origins and Online; Mr. Richard Kunes, Senior Vice President and Chief Financial Officer; Mr. Paul Konney, Senior Vice President, General Counsel and Secretary; Mr. Joseph Gubernick, Senior Vice President for Corporate Product Development; and Ms. Pauline Brown, Vice President Corporate Strategy and New Business Development, will all continue to report to Mr. Langhammer.

The Estee Lauder Companies Inc. is one of the world's leading manufacturers and marketers of quality skin care, makeup, fragrance and hair care products. The Company's products are sold in over 130 countries and territories under well-recognized brand names, including Estee Lauder, Clinique, Aramis, Prescriptives, Origins, M.A.C, Bobbi Brown, Tommy Hilfiger, La Mer, jane,
Donna Karan, Aveda, Stila, Jo Malone, Bumble and bumble, and kate spade beauty.

                                      -3-

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